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                                                                     EXHIBIT 4.1


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
    [GRAPHIC]      [ADVANCED SWITCHING COMMUNICATIONS LOGO]             [GRAPHIC]
   COMMON STOCK                                                       CUSIP 00757V 10 6
                                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE







 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0025 PAR VALUE, OF
                    ADVANCED SWITCHING COMMUNICATIONS, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and supplements thereof. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

              WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated

      [SIG]                  [CORPORATE SEAL]                   [SIG]

    Secretary                              President and Chief Executive Officer

Countersigned and Registered:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
            (New York, N.Y.)

By                                                              Transfer Agent
                                                                  and Register

                                                              Authorized Officer


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                    ADVANCED SWITCHING COMMUNICATIONS, INC.

              THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT - _________ Custodian _________
                                                                    (Cust)             (Minor)
TEN ENT - as tenants by the entireties                            under Uniform Gifts to Minors

JT TEN  - as joint tenants with right
          of survivorship and not as                              Act _________________________
          tenants in common                                                   (State)

     Additional abbreviations may also be used though not in the above list.

       For value received, __________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

|____________________________________|__________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated:______________________________

                                        ________________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.